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                                             As Filed Pursuant to Rule 424(b)(2)
                                                     Registration No. 333-108818



                       SUPPLEMENT DATED FEBRUARY 12, 2004
                                       TO
               PROXY STATEMENT/PROSPECTUS DATED FEBRUARY 10, 2004
                                       OF
                     SUMMIT FINANCIAL SERVICES GROUP, INC.
                      AND SUMMIT BROKERAGE SERVICES, INC.


      The proxy statement/prospectus to which this Supplement relates incorporates by reference business and financial information of Summit Brokerage Services, Inc. that is contained in the SEC filings of Summit Brokerage Services, Inc. This Supplement is filed with the SEC solely for the purpose of advising investors viewing the proxy statement/prospectus via EDGAR that the information incorporated by reference pertaining to Summit Brokerage Services, Inc. is contained in the following filings that can be accessed via EDGAR under "Summit Brokerage Services, Inc.":


            Document                                   Period/Date
_____________________________________     ___________________________________

Annual Report Form 10-KSB and Form          Year ended December 31, 2002
10-KSB/A

Quarterly Reports on Form 10-QSB and        Quarter ended March 31, 2003
Form 10-QSB/A for each of the three         Quarter ended June 30, 2003
quarters                                    Quarter ended September 30, 2003

Current Reports on Form 8-K and             Filed on January 3, 2003, and
amendments                                  amendments thereto filed on
                                            January 17, 2003 and March 18, 2003

                                            Filed on March 28, 2003

                                            Filed on April 21, 2003

                                            Filed on January 13, 2004